Columbia Oregon Intermediate Municipal Bond Fund

On May 18, 2006 Columbia Oregon Intermediate Municipal Bond Fund (Fund) purchased 212,000 par value of notes of Government Development Bank for PR 5.00% 12/1/14 (Securities) for a Total purchase price of 218,368 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter.
Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Banc of America Securities LLC; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association



Columbia Oregon Intermediate Municipal Bond Fund

On May 18, 2006 Columbia Oregon Intermediate Municipal Bond Fund (Fund) purchased 212,000 par value of notes of Government Development Bank for PR 5.00% 12/1/14 (Securities) for a Total purchase price of 218,368 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Banc of America Securities LLC; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association




Columbia Oregon Intermediate Municipal Bond Fund

On May 18, 2006 Columbia Oregon Intermediate Municipal Bond Fund (Fund) purchased 106,000 par value of notes of Government Development Bank for PR 5.00% 12/1/14 (Securities) for a Total purchase price of 109,184 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Banc of America Securities LLC; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association





Columbia Oregon Intermediate Municipal Bond Fund

On May 18, 2006 Columbia Oregon Intermediate Municipal Bond Fund (Fund) purchased 530,000 par value of notes of Government Development Bank for PR 5.00% 12/1/14 (Securities) for a Total purchase price of 545,921 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Banc of America Securities LLC; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association



Columbia Oregon Intermediate Municipal Bond Fund

On May 18, 2006 Columbia Oregon Intermediate Municipal Bond Fund (Fund) purchased 140,000 par value of notes of Government Development Bank for PR 5.00% 12/1/14 (Securities) for a Total purchase price of 144,206 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Banc of America Securities LLC; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association